--------------------------------------------------------------------------------
                                          Securities Act File No. __________

      As filed with the Securities and Exchange Commission on March 4, 2004

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                         Post-Effective Amendment No. [ ]

                      AEGON/TRANSAMERICA SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 3, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-02659).

--------------------------------------------------------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  800-851-9777

                                                                   April 3, 2004

Dear Policyowner:

AEGON/Transamerica Series Fund, Inc. ("ATSF") consists of several investment portfolios ("funds"). Shares of the funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Financial Life Insurance Company ("TFLIC"), (formerly, AUSA Life Insurance Company ), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples") and Transamerica Life Insurance and Annuity Company (Transamerica Life & Annuity) (collectively, the "Insurance Companies") are the only shareholders of the investment funds offered by ATSF. ATSF has agreed to solicit voting instructions from Policyowners invested in Templeton Great Companies Global (the "Acquired Fund") in conjunction with a reorganization of that fund into Janus Global ("Acquiring Fund").

WRL, TFLIC, TOLIC, Transamerica and Peoples are the only Insurance Companies that offer the Acquired Fund in their respective products. You have received this Proxy/Prospectus Statement because you have a variable life insurance policy or a variable annuity contract (either of which is referred to as a "Policy") of one of these Insurance Companies and you are invested in Acquired Fund.

As such owner, you have the right to give voting instructions on certain shares of Acquired Fund that are attributable to your Policy, if your voting instructions are properly submitted and received prior to the special meeting of shareholders of Acquired Fund ("Special Meeting"), to be held at 11:30 a.m., local time, on April 27, 2004, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Accordingly, you are being asked to provide voting instructions regarding the proposal to shareholders to approve or disapprove the Reorganization. The Prospectus/Proxy Statement should be read carefully and retained for future reference as it sets forth information about Acquiring Fund and Acquired Fund that you should know before providing instructions.

The Board of Directors of ATSF has approved a reorganization of Acquired Fund into Acquiring Fund. AEGON/Transamerica Fund Advisers, Inc. serves as investment adviser to both the Acquired and the Acquiring Funds. Janus Capital Management, LLC ("Janus") serves as sub-adviser to Acquiring Fund, and Templeton Investment Counsel, LLC ("Templeton") and Great Companies, L.L.C. ("Great Companies") serve as co-sub-advisers to Acquired Fund. Acquiring Fund has investment objectives and policies that are similar in many respects to those of Acquired Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders of Acquired Fund. Upon the completion of the Reorganization, it is anticipated that Templeton and Great Companies will assume the sub-advisory functions of Acquiring Fund and Acquiring Fund will be renamed Templeton Great Companies Global. There is no guarantee, however, that Templeton and Great Companies will serve as co-sub-advisers to Acquiring Fund or that Acquiring Fund will be renamed as indicated above, as Great Companies' service as co-sub-adviser will require the approval of Acquiring Fund's shareholders.

The Board of Directors recommends that Acquired Fund's shareholders vote "FOR" the proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        Brian C. Scott
                                        President and Chief Executive Officer

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (800) 851-9777

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        TEMPLETON GREAT COMPANIES GLOBAL

                          TO BE HELD ON APRIL 27, 2004

To the Shareholders:

A special meeting of shareholders of Templeton Great Companies Global (the "Acquired Fund") is scheduled for April 27, 2004 at 11:30 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

The purpose of the Special Meeting is as follows:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Templeton Great Companies Global (the "Acquired Fund") by Janus Global (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business, that may properly come before the Special Meeting, or any adjournment thereof.

Policyowners of record at the close of business on February 20, 2004 are entitled to notice of, and to provide voting instructions at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed voting instruction form and return it promptly in the envelope provided for that purpose. The voting instruction form explains how you may provide your instructions via telephone, facsimile or the Internet, so you may choose to take advantage of these options to provide your instructions. Your instructions may be revoked at any time by executing and submitting a revised voting instruction form, by giving written notice of revocation to ATSF, or by providing such instructions in person at the Special Meeting.

                                        By Order of the Board of Directors

                                        John K. Carter
                                        Senior Vice President, Secretary &
                                        General Counsel

April 3, 2004

                                TABLE OF CONTENTS

INTRODUCTION..............................................................     1
SUMMARY...................................................................     3
   The Proposed Reorganization............................................     3
   Comparison of Investment Objectives, Strategies and Management.........     4
   Comparison of Principal Risks Involved in Investing in the Funds.......     4
INVESTMENT STRATEGIES AND RISKS...........................................     5
   Principal Investment Strategies........................................     5
   Relative Performance...................................................     8
   Securities and Investment Techniques...................................     9
COMPARISONS OF FEES AND EXPENSES..........................................    10
   Operating Expenses.....................................................    11
   Example................................................................    11
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND...............................    12
   Investment Adviser and Sub-Adviser.....................................    12
   Investment Personnel...................................................    12
   Performance of the Acquiring Fund......................................    12
INFORMATION ABOUT THE REORGANIZATION......................................    13
   The Reorganization Plan................................................    13
   Reasons for the Reorganization.........................................    13
   Board Consideration....................................................    13
   Tax Considerations.....................................................    14
   Expenses of the Reorganization.........................................    14
ADDITIONAL INFORMATION ABOUT THE FUNDS....................................    14
   Form of Organization...................................................    14
   Dividends and Other Distributions......................................    15
   Capitalization.........................................................    15
GENERAL INFORMATION.......................................................    15
   Solicitation of Voting Instructions....................................    15
   Voting Rights..........................................................    15
   Other Matters to Come Before the Meeting...............................    16
   Policyowner Proposals..................................................    16
   Information about the Funds............................................    16
MORE INFORMATION REGARDING ACQUIRING FUND.................................    17
APPENDIX A................................................................   A-1
APPENDIX B................................................................   B-1

                           PROXY STATEMENT/PROSPECTUS

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (800) 851-9777

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of Templeton Great Companies Global (the "Acquired Fund"), a series of AEGON/Transamerica Series Fund, Inc., to Janus Global (the "Acquiring Fund"), (each a "Fund", together, the "Funds") also a series of AEGON/Transamerica Series Fund, Inc., solely in exchange for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of units of the Acquiring Fund. You will receive units of Acquiring Fund of Initial Class or Service Class shares having an aggregate value equal to the aggregate cash value of the units of Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate. It is anticipated that immediately following the Reorganization, Templeton Investment Counsel, LLC ("Templeton") and Great Companies, L.L.C. ("Great Companies") will assume the sub-advisory functions of the Acquiring Fund and the Acquiring Fund will be renamed Templeton Great Companies Global. There is no guarantee, however, that Templeton and Great Companies will serve as co-sub-advisers to the Acquiring Fund or that the Acquiring Fund will be renamed as indicated above, as Templeton and Great Companies' service as co-sub-advisers will require the approval of the Acquiring Fund's shareholders.

This Proxy Statement/Prospectus solicits your voting instructions in connection with a special meeting of shareholders, to be held on April 27, 2004, at which Acquired Fund shareholders will vote on the Agreement and Plan of Reorganization ("Reorganization Plan") through which these transactions will be accomplished. Because you, as a Policyowner invested in Acquired Fund are being asked to provide instructions to approve the Reorganization that will result in your holding units of Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated April 2, 2004 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the ATSF Prospectus and Statement of Additional Information dated May 1, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (800) 851-9777. The ATSF annual report relating to the Funds, dated December 31, 2003, is incorporated herein by reference, and is available, without charge, by calling (800)-851-9777.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

POLICYOWNERS RIGHT TO INSTRUCT SHAREHOLDERS

Shares of Acquired Fund and Acquiring Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively "Policyowners") of variable annuity contracts and variable life insurance policies. As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Financial Life Insurance Company ("TFLIC"), (formerly, AUSA Life Insurance Company ) and Transamerica Life Insurance and

Annuity Company ("Transamerica Life & Annuity"), (collectively, the "Insurance Companies") are the only shareholders of the investment options of ATSF. WRL, TFLIC, Transamerica and Peoples own all of the shares of Acquired Fund with the amount of shares being owned by each entity being 5% or more. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions the respective Insurance Company will vote the shares of Acquired Fund at the Special Meeting on April 27, 2004, and any adjournment(s) thereof. INTERESTS IN THE POLICIES FOR WHICH NO TIMELY INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE INSTRUCTIONS THAT ARE RECEIVED FROM OTHER POLICYOWNERS. WRL, TFLIC, TRANSAMERICA AND PEOPLES WILL ALSO VOTE ANY SHARES IN SEPARATE ACCOUNTS THAT THEY OWN, AND WHICH ARE NOT ATTRIBUTABLE TO POLICIES, IN THE SAME PROPORTION AS DETERMINED BY THE POLICYOWNERS. ATSF will mail a copy of this Proxy Statement/Prospectus to each Policyowner of record as of February 20, 2004 ("Record Date"). The number of shares in Acquired Fund for which a Policyowner may give instructions is determined to equal the number of units based on cash value for that Fund in the Policyowner's respective policy. Fractional units will be counted.

Based upon this "cash value" attributable to Acquired Fund as of February 20, 2004, Policyowners are entitled to an aggregate of votes with respect to Acquired Fund as follows:

         UNITS ELIGIBLE TO PROVIDE INSTRUCTIONS: ___________________________

As of February 20, 2004, the Officers and Directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of Acquired Fund.

Proxy materials will be mailed to Policyowners on or about April 3, 2004.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Date: April 2, 2004

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the AEGON/Transamerica Series Fund, Inc. Prospectus and the Reorganization Plan, a copy of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION. On December 2, 2003, the Board of Directors of AEGON/Transamerica Series Fund, Inc. approved the Reorganization Plan with respect to each of the Funds. Subject to approval of the Acquired Fund shareholders, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

- the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

- the distribution of units of the Acquiring Fund having an aggregate value equal to the Policyowners' aggregate cash value of the Acquired Fund; and

- the complete liquidation of the Acquired Fund as a series of AEGON/Transamerica Series Fund, Inc.

The Reorganization is expected to be effective immediately after the close of business on April 30, 2004, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each Policyowner invested in the Acquired Fund will become a Policyowner invested in the Acquiring Fund. Each shareholder will hold, immediately after the Closing, units of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two similar mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Shareholders in the Acquired Fund are expected to benefit from the larger asset base and the termination of this duplication that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the Policyowners of the Acquired Fund do not provide instructions to approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the ATSF Board of Directors will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF AEGON/TRANSAMERICA SERIES FUND, INC. UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU PROVIDE INSTRUCTIONS TO VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- As described below, the Acquired Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of the Acquiring Fund.

- The Funds have the same Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. (the "Investment Adviser"), 570 Carillon Parkway, St. Petersburg, Florida 33716.

- The proposed Reorganization offers potential reductions in total operating expenses for shareholders of each of the Funds.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT. The investment objectives and principal investment strategies of the Funds are similar. The Funds' principal investment strategies and policies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.

                                           ACQUIRING FUND                           ACQUIRED FUND
------------------------------------------------------------------------------------------------------------
  INVESTMENT OBJECTIVE            Long-term growth of capital in a          Long-term growth of capital.
                                       manner consistent with
                                      preservation of capital.

PRINCIPAL STRATEGIES AND             The Acquired Fund seeks to             The fund is co-managed by two
        POLICIES                achieve its investment objective by        sub-advisers. Great Companies,
                                 investing primarily in a portfolio       L.L.C. manages the domestic stock
                                of equity securities of foreign and       portion of the Fund's portfolio.
                                  domestic issuers and depositary           Templeton Investment Counsel,
                                             receipts.                    LLC manages the non-U.S. portion
                                                                        (called the "international portion")
                                                                            of the Fund's portfolio. The
                                                                          proportion of assets allocated to
                                                                         each portion generally is based on
                                                                          the proportion of securities from
                                                                               U.S. and foreign issuers
                                                                            comprising the Morgan Stanley
                                                                          Capital International World Index
                                                                              ("MSCIW Index"), adjusted
                                                                           periodically for changes in the
                                                                                       index.

   INVESTMENT ADVISER                 AEGON/Transamerica Fund                  AEGON/Transamerica Fund
                                           Advisers, Inc.                          Advisers, Inc.

       SUB-ADVISER                  Janus Capital Management LLC            Templeton Investment Counsel,
                                             ("Janus")                       LLC ("Templeton") and Great
                                                                              Companies, L.L.C. ("Great
                                                                            Companies") serve as co-sub-
                                                                                      advisers

   PORTFOLIO MANAGERS                   Laurence Chang, CFA                    Tina Hellmer, CFA, Mark
                                                                           Beveridge, CFA, and Gary Motyl,
                                                                           CFA serve as portfolio managers
                                                                         for Templeton for the international
                                                                            portion of the fund; and Jim
                                                                           Huguet, Gerry Bollman, CFA, and
                                                                            Matt Stephani, CFA, serve as
                                                                            portfolio managers for Great
                                                                             Companies for the domestic
                                                                                portion of the fund.

COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS - Because the Funds have investment objectives and policies that are similar in many respects, the principal risks of an investment in the Funds also are similar in many respects, although there are certain differences. Similarities include, among others:

- Each Fund primarily invests in equity securities such as common stock. This type of investment involves risks. While equity securities have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the securities a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

- Each Fund invests in foreign securities. Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

- Templeton, when managing its portion of Acquired Fund, use a "bottom-up" approach to security selection. Janus also uses a "bottom-up" approach to security selection for the Acquiring Fund.

- Each Fund may invest in cash or cash equivalent for temporary defensive purposes when adverse market conditions exist (which is inconsistent with the Funds' principal investment strategies). Under these circumstances, the Funds may be unable to achieve their investment objective.

- Each Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with many debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

Differences include, among others:

- Acquiring Fund may invest in forward foreign currency contracts and futures for hedging.

- For the international portion of Acquired Fund, Templeton may invest securities of smaller companies, which Templeton describes as those companies with a market capitalization of less than $2 billion. While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

- Templeton's definition of "foreign securities" means those securities issued by companies that: have its principal securities trading markets outside the U.S.; derive a significant share of their total revenue from either goods or services produced or sales made in markets outside; have a significant portion of their assets outside the U.S.; are linked to non-U.S. dollar currencies; and are organized under the laws of, or with principal offices in, another country. This definition may be different from what others define as "foreign securities."

- Great Companies uses a proprietary method to select stocks when managing the domestic portion of Acquired Fund. It seeks to achieve the Acquired Fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company" (which is described in more detail below under "Investment Strategies and Risks").

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The investment strategies, restrictions and risks of the Funds are similar in many respects, although there are certain differences. There can be no assurance that either Fund will achieve its stated objective.

ACQUIRING FUND

- Acquiring Fund pursues its objective by investing principally in equity securities of foreign and domestic issuers and depositary receipts, including ADRs, GDRs and EDRs.

- Under normal market conditions, Acquiring Fund invests on a worldwide basis in companies and securities issued by foreign or domestic governments, government agencies or other government entities of any size, regardless of country of organization or place of principal business activity.

- Janus employs a research oriented, "bottom-up" approach to security selection. Foreign stocks are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

- When evaluating foreign investments, Janus (in addition to looking at individual companies) considers such factors as: expected levels of inflation in various countries; government policies that might affect business conditions; the outlook for currency relationships; and prospects for economic growth among countries, regions or geographic areas.

- Janus may, to a lesser extent, invest in forward foreign currency contracts and futures for hedging.

- Janus may decide to sell a security when its expectations regarding growth potential change.

- The Acquiring Fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the Acquiring Fund's principal investment strategies). During this time, the Acquiring Fund may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the Acquiring Fund may be unable to achieve its investment objective.

ACQUIRED FUND

- Acquired Fund is co-sub-advised; Templeton manages the non-U.S. portion (called "international portion") of Acquired Fund, and Great Companies manages the domestic portion of the Acquired Fund.

- The proportion of assets allocated to each portion generally is based on the proportion of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international portions of the Acquired Fund is adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

Domestic Portfolio

    - Great Companies, managing the Acquired Fund's domestic securities, seeks to achieve the objective by investing in common stocks of U.S. based companies that meet Great Companies' screens for either being or becoming a "great company."

    - To be considered a "great company" by Great Companies, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio.

    - Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

    - The allocation of the weightings among securities held in the domestic portion of the Acquired Fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values.

International Portfolio

    - Templeton, when managing the Acquired Fund's international securities, seeks to achieve the objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

          For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

              - have their principal securities trading markets outside the U.S.;

              - derive a significant share of their total revenue from either goods or services produced or sales made in markets outside;

              -   have a significant portion of their assets outside the U.S.;

              -   are linked to non-U.S. dollar currencies; and

              - are organized under the laws of, or with principal offices in, another country.

    - Acquired Fund's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the Acquiring Fund may hold foreign securities that other funds may classify differently.

    - The Acquired Fund may invest a portion of its assets in smaller companies. It considers smaller company stocks to be generally those with market capitalizations of less than $2 billion.

    - Templeton may also invest in ADRs, GDRs and EDRs, which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

    - Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

    - When choosing equity investments for this fund, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Position

    - Acquired Fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the Acquired Fund's principal investment strategies). Under these circumstances, it may be unable to achieve its investment objective.

COMPARISON OF PORTFOLIO CHARACTERISTICS. The following tables compare certain characteristics of the portfolios of the Funds as of December 31, 2003:

                                                                 ACQUIRING FUND         ACQUIRED FUND
                                                                 --------------         -------------
Net Assets (thousands)                                              $634,344               $57,292
Number of Holdings                                                       123                   119
Portfolio Turnover Rate                                                  131%                   97%
As a percentage of net assets:
  Preferred Stocks                                                       0.0%                  0.4%
  Common Stocks                                                         96.5%                 93.7%
  Security Lending Collateral                                            7.6%                 10.9%
  Liabilities in excess of other assets                                 (4.1)%                (5.0)%
                                                                    --------               -------
                                                                       100.0%                100.0%
                                                                    ========               =======

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

                  ACQUIRING FUND                                        ACQUIRED FUND
                  --------------                                        -------------
Samsung Electronics Co., Ltd.                3.42%       Abbott Laboratories                     3.82%
Roche Holding AG                             3.37%       United Technologies Corporation         3.69%
Tyco International Ltd.                      2.82%       Clear Channel Communications, Inc.      2.68%
Citigroup, Inc.                              2.65%       Omnicom Group, Inc.                     2.61%
Time Warner, Inc.                            2.50%       Mattel, Inc.                            2.57%
Reliance Industries Limited                  2.49%       American International Group, Inc.      2.52%
HSBC Holdings PLC                            2.47%       Berkshire Hathaway Inc. - Class B       2.46%
UBS AG - Registered Shares                   2.42%       Lehman Brothers Holdings Inc.           2.45%
Mitsubishi Tokyo Financial Group, Inc.       2.20%       Marsh & McLennan Companies, Inc.        2.37%
Canon, Inc.                                  1.77%       Moody's Corporation                     2.34%

RELATIVE PERFORMANCE -- The following table shows the average annual total return for Class A shares of each Fund and their common comparative index - Morgan Stanley Capital International World Index (MSCIWI). Average annual total return is shown for each calendar year since 2001 in the case of the Acquired Fund (which commenced operation in 2000) (please note: prior to September 15, 2003, Great Companies was the sole sub-adviser of Acquired Fund; Templeton became co-sub-adviser on that date) and since 1993 in the case of the Acquiring Fund. The Index has an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges. The information below does not reflect fees and expenses associated with an investment in the policies or contracts offered by the Insurance Companies. Shares in the Fund are available only through the purchase of such products.

CALENDAR YEAR/
 PERIOD ENDED       ACQUIRED FUND     ACQUIRING FUND            MSCIWI
 ------------       -------------     --------------            ------
   12/31/94              N/A                0.25%                 5.58%
   12/31/95              N/A               23.06%                21.32%
   12/31/96              N/A               27.74%                14.00%
   12/31/97              N/A               18.75%                16.23%
   12/31/98              N/A               30.01%                24.80%
   12/31/99              N/A               71.10%                25.34%
   12/31/00              N/A              (17.55)%              (12.92)%
   12/31/01           (16.84)%            (22.84)%              (16.52)%
   12/31/02           (21.51)%            (26.02)%              (19.54)%
   12/31/03            26.73%              22.72%                33.76%

COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES -- The following is a summary of the principal types of securities in which the fund may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the principal investments of, and the primary risks of investing in, the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in investments that give rise to that risk.

STOCKS. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FOREIGN SECURITIES. Investments in foreign securities (including ADRs, GDRs and
EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign investment risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS. (ACQUIRED FUND) To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests.

DERIVATIVES. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. Derivatives may involve additional risks and costs. Risks include: inaccurate market prediction; prices may not match; illiquid markets; tax consequences; and leveraging.

PROPRIETARY RESEARCH. (ACQUIRED FUND) Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

SMALLER COMPANIES. (ACQUIRED FUND) Templeton defines smaller companies as those with a market capitalization of less than $2 billion. While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

PROPOSED NEW CO-SUB-ADVISERS TO ACQUIRING FUND

The Acquiring Fund is currently sub-advised by Janus. Upon the completion of the Reorganization, it is anticipated that Templeton and Great Companies will become sub-advisers of the Acquiring Fund, and the Acquiring Fund will be renamed Templeton Great Companies Global. There is no guarantee, however, that Templeton and Great Companies will serve as co-sub-advisers to the Acquiring Fund or that the Acquiring Fund will be renamed as indicated above, and the proposed replacement of Janus by Templeton and Great Companies is not contingent upon consummation of the Reorganization. Great Companies will serve as a co-sub-adviser to the Acquiring Fund if shareholders of the Acquiring Fund, at a separate meeting, vote to approve a Sub-Advisory Agreement among the Investment Adviser and Great Companies on behalf of the Acquiring Fund. Acquiring Fund shareholders do not have to approve the sub-advisory relationship with Templeton. Shareholders of the Acquired Fund are NOT being asked at this meeting to vote to approve Templeton and Great Companies as co-sub-advisers to the Acquiring Fund. If Templeton and Great Companies become co-sub-advisers of the Acquiring Fund, it is anticipated that the Acquiring Fund's investment objectives, strategies and risks will be revised to more closely resemble the investment objectives, strategies and risks of the Acquired Fund.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you hold units of the Funds. It is expected that combining the Funds would allow Policyowners of the Acquired Fund to realize economies of scale and lower total operating expenses. While the Reorganization will not affect the management fee payable with respect to the Acquiring Fund (as a percentage of the Fund's average daily net assets), the Investment Adviser may be deemed to have a material interest in the proposed Reorganization if Templeton and Great Companies become co-sub-advisers of the Acquiring Fund and shareholders of the Acquiring Fund approve a new sub-advisory agreement with Great Companies and Templeton. ONCE GREAT COMPANIES AND TEMPLETON ASSUME CO-SUB-ADVISORY SERVICES FOR THE ACQUIRING FUND ON MAY 1, 2004, THE MANAGEMENT FEE WILL BE 0.75% OF AVERAGE DAILY NET ASSETS UP TO $500 MILLION; 0.725% OF ASSETS OVER $500 MILLION TO $1.5 BILLION; AND 0.70% OF ASSETS OVER $1.5 BILLION. CURRENTLY, ACQUIRING FUND'S MANAGEMENT FEE IS 0.80% OF THE FUND'S AVERAGE DAILY NET ASSETS AND ACQUIRED FUND'S CURRENT MANAGEMENT FEES ARE 0.80% OF THE FUND'S AVERAGE DAILY NET ASSETS. In that event, combination of the Funds will relieve the Investment Adviser of its obligation to pay sub-advisory fees to Janus under the current sub-advisory agreement applicable to the Acquiring Fund (which fees are slightly higher than the sub-advisory fees payable to Great Companies/Templeton). In addition, should Great Companies become a co-sub-adviser to the Acquiring Fund, the Investment Adviser may be deemed to have a material interest in the proposed Reorganization because Great Companies, an affiliate of the Investment Adviser, will be receiving a portion of the sub-advisory fee instead of Janus. For further information on the fees and expenses of the Acquiring Fund, see "More Information Regarding the Acquiring Fund."

OPERATING EXPENSES. The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended December 31, 2003. PRO FORMA FEES AND EXPENSES SHOW ESTIMATED FEES AND EXPENSES OF THE ACQUIRING FUND AFTER GIVING EFFECT TO THE PROPOSED REORGANIZATION AS OF DECEMBER 31, 2003, WITH THE NEW FEE STRUCTURE IN PLACE WITH GREAT COMPANIES AND TEMPLETON AS CO-SUB-ADVISERS TO THE FUND. Pro forma numbers are estimated in good faith and are hypothetical. The current and pro forma expenses do not reflect the fees that are assessed under the Policy you have purchased. Please refer to your respective Policy or Contract for those charges.

ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)

                                    DISTRIBUTION &                       TOTAL ANNUAL
                      MANAGEMENT    SERVICE (12b-1)                     FUND OPERATING       EXPENSE     NET OPERATING
                         FEES            FEES          OTHER EXPENSES      EXPENSES       REDUCTION(1)     EXPENSES
                      ------------------------------------------------------------------------------------------------
ACQUIRING FUND
Initial Class            0.80%            N/A               0.14%            0.94%             N/A           0.94%
Service Class            0.80%           0.25%              0.14%            1.19%             N/A           1.19%
ACQUIRED FUND
Initial Class            0.80%            N/A               0.22%            1.02%           (0.02%)         1.00%
Service Class            0.80%           0.25%              0.22%            1.27%           (0.02%)         1.25%
PRO FORMA -
ACQUIRING FUND
INCLUDING ACQUIRED
FUND
Initial Class            0.74%            N/A               0.14%            0.88%            0.00%          0.88%
Service Class            0.74%           0.25%              0.14%            1.13%            0.00%          1.13%

1. Through a contractual arrangement with the Fund, the Investment Adviser has agreed to limit the expenses of the Acquired Fund through 4/30/2004 for expenses (other than distribution and service fees (12b-1) fees) that exceed 1.00%.

EXAMPLE. This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    -------------------------------------
ACQUIRING FUND
Initial Class                                        $ 96      $300      $520     $1,155
Service Class                                        $121      $378      $654     $1,443
ACQUIRED FUND
Initial Class                                        $102      $323      $561     $1,246
Service Class                                        $127      $401      $695     $1,532
PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED
FUND
Initial Class                                        $ 90      $281      $488     $1,084
Service Class                                        $115      $359      $622     $1,375

GENERAL INFORMATION

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Fund), but the Fund does not intend to pay any distribution fees for Initial Class shares through April 30, 2005. The Fund reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and, therefore, lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). These fees and expenses would lower investment performance. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

ADDITIONAL INFORMATION ABOUT ACQUIRING FUND

INVESTMENT ADVISER AND SUB-ADVISER. The Investment Adviser has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays 0.80% of the portfolio's average daily net assets. In turn, the Investment Adviser has entered into a sub-advisory agreement with Janus to provide investment sub-advisory services to the Acquiring Fund. Pursuant to this agreement, Janus furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of ATSF's Board of Directors and the Investment Adviser. The sub-advisory fee for this portfolio is: 0.50% of fees received by ATFA for services rendered under the advisory agreement.

Upon the completion of the Reorganization, it is anticipated that Templeton and Great Companies will become the sub-advisers of the Acquiring Fund. In that event, it is anticipated that the Acquiring Fund would pay the Investment Adviser 0.75% of the portfolio's average daily net assets up to $500 million; 0.725% of assets over $500 million to $1.5 billion; and 0.70% of assets over $1.5 billion. In turn, the Investment Adviser would pay sub-advisory fees at the following rates: Templeton and Great Companies will receive 0.31% for assets that they manage up to $500 million; 0.275% of assets over $500 million to $1.5 billion; and 0.28% of assets over $1.5 billion. If the assets managed by Templeton are less than $500 million, Great Companies will receive 0.40% for the difference between Templeton's assets and the $500 million cap (up to the assets managed by Great Companies). For all assets above the $500 million, Great Companies and Templeton each will receive 0.375% of assets up to $1.5 billion, and 0.35% of assets over $1.5 billion, based on the portion of assets that each sub-adviser manages.

INVESTMENT PERSONNEL. The following individual has responsibility for the day-to-day management of the Acquiring Fund:

LAURENCE J. CHANG, CFA, has served as manager of this fund since June 2003. From January 2000 until June 2003, Mr. Chang served as co-manager of this fund. Mr. Chang joined Janus Capital in 1993 as a research analyst.

PERFORMANCE OF THE ACQUIRING FUND. The bar chart and table shown below provide an indication of the risks of investing in the Acquiring Fund by showing (on a calendar year basis) changes in the Acquiring Fund's annual total return from year to year and by showing (on a calendar year basis) how the Acquiring Fund's average annual returns for one year and since inception, compare to those of a broad-based securities market index -- the Morgan Stanley Capital International World Index ("MSCIWI"). Note that an index has an inherent performance advantage over the Acquiring Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Service Class of the Acquiring Fund. The Fund's past performance is not an indication of how the Fund will perform in the future.

                                 ACQUIRING FUND

One year total return as of December 31, 2003 (%)

[ACQUIRING FUND BAR CHART]

1994         0.25
1995        23.06
1996        27.74
1997        18.75
1998        30.01
1999        71.10
2000       (17.55)
2001       (22.84)
2002       (26.02)
2003        22.72

During the period shown in the chart, the Acquiring Fund's best quarterly performance was 46.11% for the quarter ended

12/31/99, and the Fund's worst quarterly performance was (20.75)% for the quarter ended 9/30/01.

The table below shows the average annual total returns of the Initial Class of the Acquiring Fund for the periods shown. The table, which includes applicable sales charges, compares how the Acquiring Fund's average annual total returns for different calendar periods compare to a broad-based securities market index.

Average Annual Total Returns for the period                                       Since Inception
ended December 31, 2003                       One Year   Five Years   Ten Years   DECEMBER 3, 1992
--------------------------------------------------------------------------------------------------
   Acquiring Fund Initial Class                22.72%      (0.24)%       9.17%          11.38%
** MSCIWI                                      33.76%      (0.39)%       7.58%           8.92%

*  Returns reflect the reinvestment of dividends and capital gains.

** The Morgan Stanley Capital International World (MSCIW) Index is a widely recognized market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S.

For a discussion by the Investment Adviser regarding the performance of the Acquiring Fund for the period ended December 31, 2003, see Appendix B to this Proxy Statement/Prospectus. Additional information about the Acquiring Fund is included in the section, "More Information Regarding the Acquiring Fund."

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN. The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Initial and Service Class shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated. Units will then be distributed proportionately to Policyowners.

After the Reorganization, each Policyowner of the Acquired Fund will own units in the Acquiring Fund having an aggregate value equal to the aggregate value of units of the Acquired Fund held by that Policyowner as of the close of business on the business day preceding the Closing. Policyowners of Initial Class or Service Class shares of the Acquired Fund will receive units of the corresponding class of the Acquiring Fund.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interest previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization. Units will then be distributed proportionately to Policyowners.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION. The Funds have investment objectives, strategies and risks that are similar in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base, and which may allow shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio at the same level of operating expenses. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

The proposed Reorganization was presented to the Board of Directors of ATSF for consideration and approval at a meeting held on December 2, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of ATSF, determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

BOARD CONSIDERATIONS. The Board of Directors of ATSF, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicate that current shareholders of the Acquired Fund will benefit from the Reorganization by getting a comparable investment;

2. the Reorganization would allow shareholders of the Acquired Fund to continue to participate in a professionally-managed portfolio. As shareholders of the Acquiring Fund, these shareholders would continue to be able to exchange into other funds in the large ATSF fund complex that offer the same class of shares in which a Policyowner is currently invested;

3. the Investment Adviser's undertaking to limit the expenses, excluding 12b-1 fees, of the Acquiring Fund to 1.00% of its average daily net assets April 30, 2005, subject to possible recoupment or revision in future years.

4. the Reorganization would not dilute the interests of either Fund's current shareholders;

5. the relative investment performance and comparable risks of the Acquiring Fund as compared to the Acquired Fund;

6. the similarity of the Acquiring Fund's investment objectives, policies and restrictions to those of the Acquired Fund and the fact that the Funds are somewhat duplicative within the overall group of funds;

7. elimination of duplication of costs and inefficiencies of having two similar Funds; and

8. the tax-free nature of the Reorganization to each Fund and its shareholders.

The Board also considered the future potential benefits to ATSF in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF DIRECTORS OF ATSF RECOMMENDS THAT POLICYOWNERS OF THE ACQUIRED FUND PROVIDE INSTRUCTIONS TO APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

Both Funds have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Reorganization, the Acquiring Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of the same class of shares to shareholders, ATSF will terminate the Acquired Fund as a series of ATSF.

EXPENSES OF THE REORGANIZATION. The Investment Adviser will bear the expenses relating to the Reorganization, including but not limited to the costs of the proxy. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION. Each of the Funds is a series of ATSF, an open-ended management company organized as a Maryland corporation. ATSF is governed by a Board of Directors, which consists of nine members, seven of whom are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Directors of investment companies in the 1940 Act.

DISTRIBUTOR. AFSG Securities Corporation ("AFSG" or the "Distributor"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund.

CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each Fund as of December 31, 2003 and on a pro forma basis as of December 31, 2003, giving effect to the Reorganization:

                                                      NET ASSETS     NET ASSET VALUE     SHARES OUTSTANDING
                                                      (THOUSANDS)       PER SHARE           (THOUSANDS)
                                                      -----------------------------------------------------
ACQUIRING FUND

Initial Class                                          $634,110         $   16.15             39,268
Service Class                                          $    234         $   16.15                 15

ACQUIRED FUND

Initial Class                                          $ 56,924         $    7.05              8,078
Service Class                                          $    368         $    7.03                 52

PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED FUND

Initial Class                                          $691,034         $   16.15             42,793
Service Class                                          $    602         $   16.15                 38

(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

GENERAL INFORMATION

SOLICITATION OF VOTING INSTRUCTIONS. Voting instructions are being solicited at the request of the Board of Directors of ATSF. Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about April 3, 2004. The Funds have retained ALAMO Direct ("ALAMO"), a professional proxy solicitation, mailing and tabulation firm, to assist with this solicitation. The estimated costs for the proxy services of ALAMO are estimated to be approximately $10,815, plus applicable postage.

If a Policyowner wishes to participate in the Special Meeting, but does not wish to give instructions by telephone, the Policyowner may still submit the voting instruction form originally sent with the Proxy Statement/Prospectus, attend in person, vote via the Internet or by facsimile. Should a Policyowner require additional information regarding the voting instruction form or require replacement of the voting instruction form, they may contact Customer Service at the number listed in the Policy they have purchased.

A Policyowner may revoke the accompanying voting instruction form at any time prior to its use by filing with ATSF a written revocation or executed voting instruction form bearing a later date. In addition, any Policyowner that attends the Special Meeting of Acquired Fund, in person may provide instructions at the Special Meeting, thereby canceling any instructions previously given. However, attendance at the Special Meeting, by itself, will not revoke previous instructions. IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE.

REQUIRED VOTE. To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of Acquired Fund entitled to vote there at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of Acquired Fund entitled to vote thereon.

Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

Security Ownership. To the knowledge of ATSF, as of February 20, 2004, no Director of ATSF beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Directors of ATSF beneficially owned, as a group, less than 1% of the shares of either Fund.

WRL, TFLIC, TOLIC, Transamerica and Peoples own all of the shares of Acquired Fund, with the amount of shares being owned by each entity being 5% or more.

OTHER MATTERS TO COME BEFORE THE MEETING. The Board of Directors do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the parties named in the accompanying voting instruction form will vote thereon in accordance with their best judgment.

POLICYOWNER PROPOSALS. ATSF is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ATSF management. Therefore it is not practicable to specify a date by which Policyowner proposals must be received in order to be incorporated in an upcoming proxy statement for an annual Special Meeting or to be submitted to shareholders of ATSF.

Policyowners wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Parties named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS. ATSF is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        John K. Carter, Esq.
                                        Senior Vice President,
                                        Secretary & General Counsel

April 3, 2004

                    MORE INFORMATION REGARDING ACQUIRING FUND

                             POLICYOWNER INFORMATION

PURCHASE AND REDEMPTION OF SHARES. The Insurance Companies purchase shares of the Funds for variable annuity and variable life insurance separate accounts. Each buys and sells shares of the Funds at the net asset value per share ("NAV") next determined after it submits the order to buy or sell. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Shares of the Funds may be purchased only indirectly through the purchase of a policy issued by the respective Insurance Company. The prospectus for such policies describes any sales charges applicable to your Policy.

CHOOSING A SHARE CLASS. ATSF offers two shares classes for the Funds, Initial and Service Class. Initial Class has an annual 12b-1 fee of 0.15%, which is not currently implemented; and Service Class has an annual 12b-1 fee of 0.25%.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund's NAV is generally based upon the market value of securities held in the Fund. If market prices are not available, the fair value of securities is determined using procedures approved by the ATSF Board of Directors.

DISTRIBUTOR. ATSF has an Underwriting Agreement with the Distributor, AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The Distributor is an affiliate of the Investment Adviser, ATFA, and TIM.

12b-1 FEES. The Funds have adopted a 12b-1 Plan under the Investment Company Act of 1940 ("1940 Act") (individually, a "12b-1 Plan," applicable to both the Initial Class and the Service Class shares of the Funds. AFSG receives the sales fees or loads imposed on these shares (up to 0.15% on Initial Class shares and 0.25% on Service Class Shares of the average daily net assets).

OTHER EXPENSES: In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ATSF. Most Fund expenses are allocated proportionately among all of the outstanding shares in ATSF.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Investment Adviser serves as the investment adviser for the Acquiring Fund. The investment adviser hired Janus as sub-adviser to furnish investment advice and recommendations. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the Fund.

The Investment Adviser is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) ("Western Reserve") and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. The Distributor is an affiliate of ATFA and the Fund.

ATSF received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATSF and its investment adviser, the Investment Adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                     FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
                 For a Share Outstanding Throughout Each Period

The Acquiring Fund. The financial highlights table is intended to help you understand the Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through December 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the ATSF financial statements, are included in the ATSF Annual Report, which is available upon request.

                                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a)
                                        ---------------------------------------------------------------------------------------
                                                  INVESTMENT OPERATIONS                            DISTRIBUTIONS
                        NET ASSET       ------------------------------------------     ----------------------------------------
            YEAR OR       VALUE,             NET         NET REALIZED                   FROM NET      FROM NET
            PERIOD      BEGINNING        INVESTMENT     AND UNREALIZED    TOTAL        INVESTMENT     REALIZED        TOTAL
           ENDED (b)    OF PERIOD       INCOME (LOSS)    GAIN (LOSS)    OPERATIONS       INCOME    CAPITAL GAINS  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
Initial
Class     12/31/2003      $13.16            $ 0.11          $ 2.88        $ 2.99        $  ---         $  ---        $   ---
          12/31/2002       18.32              0.09           (4.82)        (4.73)        (0.43)           ---          (0.43)
          12/31/2001       23.97              0.10           (5.57)        (5.47)        (0.18)           ---          (0.18)
          12/31/2000       37.46              0.02           (6.06)        (6.04)        (0.90)         (6.55)         (7.45)
          12/31/1999       23.71             (0.04)          16.42         16.38           ---          (2.63)         (2.63)
-------------------------------------------------------------------------------------------------------------------------------
Service
Class     12/31/2003       12.97             (0.04)           3.22          3.18           ---            ---            ---
-------------------------------------------------------------------------------------------------------------------------------

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                               --------------------------------------------------------------------
                                                 NET ASSETS,    RATIO OF EXPENSES TO
           YEAR OR    NET ASSET                    END OF      AVERAGE NET ASSETS (f)        NET INVESTMENT
            PERIOD    VALUE, END      TOTAL        PERIOD      ----------------------   INCOME (LOSS) TO AVERAGE      PORTFOLIO
           ENDED(b)   OF PERIOD   RETURN (c)(g)    ((000's)    NET(d)        TOTAL(e)        NET ASSETS (f)        TURNOVER RATE(g)
-----------------------------------------------------------------------------------------------------------------------------------
Initial
Class     12/31/2003   $16.15         22.72%     $  634,110    0.94%           0.94%              0.81%                 131%
          12/31/2002    13.16        (26.02)        635,357    0.92            0.92               0.60                   67
          12/31/2001    18.32        (22.84)      1,082,192    0.95            0.95               0.50                   83
          12/31/2000    23.97        (17.55)      1,717,573    0.89            0.89               0.06                   82
          12/31/1999    37.46         71.10       1,926,210    0.92            0.92              (0.14)                  68
-----------------------------------------------------------------------------------------------------------------------------------
Service
Class     12/31/2003    16.15       24.52               234    1.19            1.19              (0.39)                 131
-----------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Highlights

(a) Per share information is calculated based on average number of shares outstanding.

(b)  The inception dates of the Acquiring Fund's share classes are as follows:

             Initial Class - December 3, 1992
             Service Class - May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized for periods of less than one year.

                                   APPENDIX A

                       AGREEMENT & PLAN OF REORGANIZATION

THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 2nd day of December 2003 by AEGON/Transamerica Series Fund, Inc. (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of Janus Global (the "Acquiring Fund") and Great Companies Global (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Service Class and Initial Class voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Directors of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

       1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Service Class and Initial Class Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

       1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Service Class and Initial Class Acquiring Fund Shares to be so credited to Service Class and Initial Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

       1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

       1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.     VALUATION

       2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

       2.2 The net asset value of a Service Class and Initial Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

       2.3 The number of Service Class and Initial Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Service Class and Initial Class shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

       2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for ATSF.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be April 30, 2004, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

       3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and
              (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

       3.3 AEGON/Transamerica Fund Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Service Class and Initial Class shares owned by each such shareholder immediately prior to the Closing.

       3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

              (a) Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the state of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

              (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in
                    (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

              (g) Material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

              (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2003 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring
                    Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

              (j) Since December 31, 2003 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

              (k) On the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

              (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph 3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

              (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

       4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

              (a) Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

              (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in
                    (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

              (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2003 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

              (i) Since December 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

              (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

              (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund

                    Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

              (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

              (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

              (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.     COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

       5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

       5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

       5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.4 Acquired Fund covenants that the Service Class and Initial Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

       5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

       5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

       5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Service Class and Initial Class Acquiring Fund Shares received at the

              Closing.

       5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

       5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

       5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

       The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

       6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

       6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

       The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

       7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

       7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

       7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
       ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

       8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

       8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.     BROKERAGE FEES AND EXPENSES

       9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

       The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.    TERMINATION

       This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.    AMENDMENTS

       This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Service Class and Initial Class Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

       13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

       13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

       13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

       13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

       13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                      AEGON/Transamerica Series Fund, Inc.

                                      By: /s/ Brian C. Scott
                                      Name: Brian C. Scott

                                      Title: President & Chief Executive Officer

                                   APPENDIX B

                          REPORT FOR ATSF JANUS GLOBAL

Set forth below is an excerpt from the Annual Report of ATSF Janus Global, dated December 31, 2003, regarding the Fund's performance.

MARKET ENVIRONMENT

As 2003 began, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key-lending rate by a half-point to 2%, the third reduction since December, 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar weakened against a number of foreign currencies, most notably the euro and Japanese Yen, which remained a source of volatility despite the brighter economic outlook. Turning to individual countries, Japan joined other industrialized markets in a broad recovery as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., the NASDAQ Composite Index led a strong recovery that came as welcome relief after three years of persistent losses. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher.

PERFORMANCE

For the year ended December 31, 2003, Janus Global returned 23.25%. By comparison its benchmark, the Morgan Stanley Capital International World Index returned 33.76%.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Over the past year, investor focus has swung radically from concerns over global deflation and economic stagnation to widely shared anticipation of strong and globally synchronized economic growth. Not surprisingly, companies with the most to gain in this environment, such as cyclical and technology businesses, performed well. But perhaps more than anything, 2003 was characterized by the massive outperformance of smaller-cap and "lower-quality" stocks such as those with high financial leverage and relatively low returns on equity. Our traditional emphasis on strong franchises with historically high consistency of results was therefore out of synch with investor preferences. More recently, we have begun to position the portfolio more aggressively. For example, we have actively sought out select technology firms that have emerged from the massive industry shake-out in a stronger competitive position and have looked for firms that are benefiting from growth in new end markets such as digital photography and high-functioning cellular phones. We also increased our weighting in Japan in response to fundamental improvements economically and have increased our exposure to emerging markets in an effort to participate in the enormous economic growth-taking place in areas such as India. One particularly noteworthy theme is our desire to invest in companies with leverage to China's continued development as a world economic power through investments that, for example, utilize its low-cost production base or supply the raw materials that fuel the country's economic engine.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Japanese consumer electronics and media company, Sony Corporation, was our single biggest detractor followed by Dutch publishing company Wolters Kluwer NV. Hon Hai Precision Industry Co., Ltd., a company that manufactures cable and other connectivity products for personal computers, also slipped. Elsewhere, Swedish lock maker Assa Abloy AB also turned in a disappointing performance while U.S. aerospace and defense contractor General Dynamics Corporation also slipped lower.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Indian industrial conglomerate Reliance Industries Limited ("Reliance"), which produces goods across a wide range of sectors including energy, chemicals and textiles, was our top performer during the year. Reliance has also been successful in its efforts to capitalize on the opportunities presented by India's fast-growing wireless communications market. Swiss pharmaceutical Roche Holding AG ("Roche") also performed well, as did South Korean electronics producer Samsung Electronics Co., Ltd. Meanwhile, U.S.-based Citigroup Inc. gained as global financial markets finally turned higher after a long period of lagging performance. Finally, Bermuda-based conglomerate Tyco International Ltd. rounded out our list of top performers.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

Our exposure to the financial services and information technology ("IT") sectors provided the greatest boost to performance as those sectors benefited from a general improvement in worldwide markets. When viewed as a group, however, the strong performance of our individual picks within the technology sector was not enough to keep pace with the rapid rise of the technology stocks represented in our benchmark. That made IT our weakest-performing sector when viewed on a relative basis. Meanwhile, although no single sector contributed negatively to absolute performance, our investments in the consumer staples and telecommunication services areas turned in only a modestly positive performance. That, together with our relatively small exposure to both sectors, made them our biggest laggards.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

The U.S. was by far the largest geographic exposure in the portfolio. That, together with the relatively strong performance of U.S. markets, naturally made the U.S. the single biggest contributor to overall performance. Our exposure to Switzerland, characterized by top-performing holdings such as Roche and UBS Finance (Delaware) LLC, made that country our second biggest contributor. Only two countries detracted from performance during the year, Taiwan and Finland.

Laurence Chang
Portfolio Manager
Janus Capital Management, LLC

                                     PART B
                      AEGON/Transamerica Series Fund, Inc.

                       Statement of Additional Information
                                  April 2, 2004

Acquisition of the Assets and Liabilities of                     By and in Exchange for Shares of Janus Global
Templeton Great Companies Global (the "Acquired Fund")           (the "Acquiring Fund")
570 Carillon Parkway, St. Petersburg, Florida 33716              570 Carillon Parkway, St. Petersburg, Florida 33716

This Statement of Additional Information is available to the Policyowners of the Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.

This Statement of Additional Information of the Acquiring Fund consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for AEGON/Transamerica Series Fund, Inc. dated May 1, 2003.

2. The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the ATSF Annual Report for the year ended December 31, 2003, Registration No. 033-00507 (Annual Report filed on Form N-CSR on March 4,
     2004).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April 2, 2004 relating to the reorganization of the Acquired Fund may be obtained, without charge, by writing to ATSF at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (800) 581-9777. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                     PART C

                                OTHER INFORMATION

                                     PART C

                                OTHER INFORMATION

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties

Article VI of the Registrant's Bylaws provides in relevant part as follows:

        Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking,
        (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

Item 16.      Exhibits

(1) Articles of Incorporation and all amendments are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post Effective Amendment No. 23 as filed with the SEC on April 19, 1996.

(2) Bylaws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 25 as filed with the SEC on October 17, 1996.

(3)    Not Applicable

(4) Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)    See Exhibits 1 and 2

(6) (a) Investment Advisory Agreement incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 53 as filed with the SEC on August 16, 2002.
       (b) Sub-Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 50, as filed with the SEC on April 30, 2002.

(7) Distribution Agreement is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 36 as filed with the SEC on April 27, 1999.

(8) Directors' Deferred Compensation Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-507), Post-Effective Amendment No. 23 as filed with the SEC on April 19, 1996.

(9) Form of Custodian Agreement with Investors Bank & Trust Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.

(10) (a) Brokerage Enhancement Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 53 as filed with the SEC on August 16, 2002.

       (b) Distribution Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 29 as filed with the SEC on June 30, 1997.

       (c) Expense Limitation Agreement is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-14 (File No. 333-102678), as filed with the SEC on January 23, 2003.

(11)   Opinion of Counsel is filed herewith.

(12) Opinion and Consent of Counsel supporting tax matters and consequences (to be filed by amendment).

(13) Administrative Services Agreement is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.

(14)   Consent of Independent Certified Public Accountants is filed herewith.

(15)   Not Applicable

(16) Powers of Attorney for the Registrant are incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-14 (File No. 333-102678), as filed with the SEC on January 23, 2003.

(17)   (a) Form of Voting Instruction Form is filed herewith.

       (b) The Registrant's Annual Report, dated December 31, 2003 is incorporated herein by reference.

Item 17.      Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of St. Petersburg and state of Florida on the 4th day of March, 2004.

                                       AEGON/TRANSAMERICA SERIES FUND, INC.

                                       By: /s/ Brian C. Scott
                                           _____________________________________
                                           Brian C. Scott*
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                                Title                                  Date
         ---------                                -----                                  ----
/s/ Brian C. Scott             Director, President & Chief Executive Officer        March 4, 2004
----------------------------
Brian C. Scott

/s/ Peter R. Brown                         Director & Chairman                      March 4, 2004
----------------------------
Peter R. Brown*

/s/ Daniel Calabria                              Director                           March 4, 2004
----------------------------
Daniel Calabria*

/s/ Janice B. Case                               Director                           March 4, 2004
----------------------------
Janice B. Case*

/s/ Charles C. Harris                            Director                           March 4, 2004
----------------------------
Charles C. Harris*

/s/ Leo J. Hill                                  Director                           March 4, 2004
----------------------------
Leo J. Hill*

/s/ Russell A. Kimball, Jr.                      Director                           March 4, 2004
----------------------------
Russell A. Kimball, Jr.*

/s/ Thomas P. O'Neill                            Director                           March 4, 2004
----------------------------
Thomas P. O'Neill*

/s/ William W. Short Jr.                 Director & Vice Chairman                   March 4, 2004
----------------------------
William W. Short, Jr.*

/s/ John K. Carter
----------------------------
*/ John K. Carter
as Attorney in Fact

                                  EXHIBIT INDEX

16. (11) Opinion and Consent of Counsel

16. (14) Consent of Independent Certified Public Accountants

16. (17) Form of Voting Instruction Form